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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 20, 2008

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                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          333-103083                                04-3721895
   (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          ONE DEER PARK DRIVE, SUITE F
                           MONMOUTH JUNCTION, NJ 08852
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (732) 438-8290
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
          OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On June 20, 2008, Xenomics, Inc. (the "Company") received a notice of default and a notice of conversion from a holder (the "Debenture Holder") of a 6% convertible debenture due November 14, 2008 (the "Debenture" or "Debentures"). The conversion notice is for 187,282 shares of the Company's common stock upon conversion of the outstanding Debenture having an original principal amount of $55,000 plus accrued interest and other amounts owing under the Debenture.

As discussed in the Company's Form 8-K dated February 28, 2008, the Company is seeking to restructure the debt owed to holders of the Debentures who are owed $2,225,500 in principal, plus interest and penalties, following various possible events of default and covenant breaches. Upon the occurrence of certain events of default under the Debentures, including events of default under the transaction documents related to the purchase of the Debentures, the full purchase amount of the Debentures, together with interest and other amounts owing, become immediately payable.

The notice from the Debenture Holder claimed the following defaults:

o    The Company's stock was removed from quotation on the OTCBB;

o The Company failed to file a registration statement under the Securities Act of 1933 covering the shares of common stock issuable upon the conversion of the Debenture; and

o    The Company failed to pay interest on the Debenture when due.

However, rather than seeking payment of the principal amount and penalties under the Debenture, the Debenture Holder requested conversion of the mandatory default amount under the Debenture, amounting to 130% of the principal amount, or $71,500, plus interest and liquidated damages, amounting to $22,141 into shares of the Company's common stock at $.50 a share. Under the Debentures, in the event of default interest accrues at the rate of 18% per year. Furthermore, in connection with the issuance of its Debentures, the Company entered into a Registration Rights Agreement with each purchaser of the Debentures. As a result of the Company's failure to register the shares of common stock issuable under the Debentures, a maximum of 24% of the original amount under the Registration Rights Agreement is due as liquidated damages.

The Company is in the process of negotiating a Forbearance Agreement with the majority of the Debenture holders. In addition, the Company will also seek a similar arrangement with the balance of the Debenture holders.

The Company believes that the failure of Company to negotiate a satisfactory Forbearance Agreement with some or all of the Debenture holders could have a material adverse affect on the Company.

FORWARD LOOKING STATEMENTS

Some of the statements in this Form 8-K constitute "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates and projections. Words such as "will," "expects," "believes" and similar expressions are used to identify these forward-looking statements. The forward-looking statements in this Form 8-K include, without limitation, statements about claimed defaults with respect to the Company's debentures and potential consequences. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements, including an adverse court determination, changes in law, rules or regulations and other actions of parties adverse to the Company in regard to its rights under its outstanding debt obligations. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            XENOMICS, INC.

Date: July 14, 2008                         By: /s/ Gianluigi Longinotti-Buitoni
                                                --------------------------------

                                            Gianluigi Longinotti-Buitoni
                                            Executive Chairman

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